Supplement dated March 2, 2012

To

DAVIS VARIABLE ACCOUNT FUND, INC.

Statutory Prospectus

dated May 1, 2011

As of March 2, 2012 Charles Cavanaugh resigned from Davis Selected Advisers, L.P. Accordingly, Mr. Cavanaugh no longer serves as a portfolio manager of Davis Financial Portfolio. Kenneth Feinberg will continue to serve as Davis Financial Portfolio’s portfolio manager.

The section of the statutory prospectus entitled “Portfolio Managers” within the Fund Summary for Davis Financial Portfolio has been amended and restated as below.

Portfolio Manager

	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Kenneth Feinberg	Since July 1 1999	Vice President Davis Selected Advisers-NY, Inc.

The section of the statutory prospectus entitled “Portfolio Managers” relating to Davis Financial Portfolio has been amended and restated as below.

Portfolio Managers

Davis Financial Portfolio

Kenneth Charles Feinberg has served as Portfolio Manager of Davis Financial Portfolio since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.

Supplement dated March 2, 2012

To

DAVIS VALUE PORTFOLIO

DAVIS FINANCIAL PORTFOLIO

DAVIS REAL ESTATE PORTFOLIO

Statement of Additional Information

dated May 1, 2011

As of March 2, 2012 Charles Cavanaugh resigned from Davis Selected Advisers, L.P. Accordingly, Mr. Cavanaugh no longer serves as a portfolio manager of Davis Financial Portfolio. Kenneth Feinberg will continue to serve as Davis Financial Portfolio’s portfolio manager.

The section of the statement of additional information entitled “Portfolio Managers – Davis Financial Portfolio” has been amended and restated as below.

PORTFOLIO MANAGER

Davis Financial Portfolio

The Portfolio Manager of Davis Financial Portfolio is Kenneth Feinberg. He is the person primarily responsible for investing the Fund’s assets on a daily basis.

The section of the statement of additional information entitled “Other Accounts Managed as of December 31, 2010” relating to Davis Financial Portfolio’s portfolio manager has been amended and restated as follows:

Other Accounts Managed as of December 31, 2010

Portfolio Managers	Number of RICs(2)	Assets(1) in RICs(2)	Number of OPIV(3)	Assets(1) in OPIV(3)	Number of OA(4)	Assets(1) in OA(4)
K. Feinberg	23	$57 Billion	10	$1.4 Billion	93	$7.6 Billion

The section of the statement of additional information entitled “Ownership of Fund Shares” relating to Davis Financial Portfolio has been amended and restated as follows:

The section of the statement of additional information entitled “Structure of Compensation” relating to, Chandler Spears’ has been amended and restated as follows:

Structure of Compensation

Chandler Spears’ compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in certain funds (or, on a phantom basis, a subset thereof) managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus an appropriate index, and versus peer groups as defined by Morningstar or Lipper. The Adviser’s Portfolio Managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.